                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                         DATE OF REPORT: APRIL 30, 2001
                        ---------------------------------
                        (Date of earliest event reported)





              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2001-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                     333-58164                  33-4836519
                                      333-41568
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)







                      19300 GRAMERCY PLACE, NORTH BUILDING
                           TORRANCE, CALIFORNIA 90509
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

                  Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Banc of America Securities Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in connection with the Registrant's offering of the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Offered Notes"). The Offered Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The offering of the Offered Notes has been registered pursuant to the Act under the Registrant's Registration Statements on Form S-3 (Nos. 333-41568 and 333-58164) (the "Registration Statements"). This Term Sheet will be incorporated by reference in each of the Registration Statements.

                  Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibit

                  Exhibit 99.1   Term Sheet.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            TOYOTA AUTO FINANCE RECEIVABLES LLC


                                            By: /s/  LLOYD MISTELE
                                                -------------------------------
                                                Name:    Lloyd Mistele
                                                Title:   President



Date: May 1, 2001

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------

99.1                                   Term Sheet